THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential Variable Appreciable Account

PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Appreciable Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated July 12, 2016,
to
Prospectuses dated May 1, 2016,
 for
 Variable Appreciable Life® Insurance Contracts

This Supplement should be read and retained with the current Prospectus for your Variable Life Insurance Contract. This Supplement is intended to update certain information in the Prospectus for your Variable Life Insurance Contract. If you would like another copy of the current Prospectus, please contact us at (800) 778-2255.

The Board of Trustees of the PSF Stock Index Portfolio recently agreed to reduce the Portfolio’s management fee.  As a result, the minimum operating expense charged by the Funds has been reduced from 0.34% to 0.32% and the Portfolio Expenses section is hereby deleted and replaced with the following:

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Series Fund that you will pay periodically during the time you own the Contract.  More detail concerning Portfolio fees and expenses is contained in the prospectus for the Series Fund.

Total Annual Fund Operating Expenses (1)	Minimum	Maximum
(Expenses that are deducted from the Fund’s assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.32%	0.82%

(1)	Total Annual operating expense for Real Property Partnership is 6.36%.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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